SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT is entered into as of February 1, 2006 (the "Subordination Agreement"), by and among John H. Schwan, an individual (the "Junior Lender"), whose address is 27 Watergate, South Barrington, Illinois 60010, CHARTER ONE BANK, N.A., a national banking association (the "Senior Lender"), whose address is 71 South Wacker Drive, Suite 2900, Chicago, Illinois 60606, and CTI Industries Corporation, an Illinois corporation (the "Borrower"), whose address is 22160 North Pepper Road, Barrington, Illinois 60010.

R E C I T A L S:

A. The Borrower and its United States subsidiaries are now or will be from time to time hereafter indebted in various sums to the Junior Lender pursuant to certain existing and/or future notes, agreements and instruments (collectively, the "Junior Debt Instruments").

B. The Junior Lender desires that the Senior Lender extend and/or continue the extension of credit to the Borrower from time to time as the Senior Lender in its sole discretion may determine, and the Senior Lender has refused to consider the extension and/or continued extension of such credit until the "Junior Debt" (as defined below) is subordinated to the "Senior Debt" (as defined below) in the manner hereinafter set forth; and

C. The extension and/or continued extension of credit, as aforesaid, by the Senior Lender is necessary or desirable to the conduct and operation of the business of the Borrower, and will inure to the benefit of the Junior Lender.

NOW, THEREFORE, in consideration of the extension and/or continued extension of credit by the Senior Lender to the Borrower, as the Senior Lender may, in its sole discretion, determine, and for other good and valuable consideration to the Junior Lender, the receipt and sufficiency of which are hereby acknowledged, the Junior Lender and the Borrower hereby agree with the Senior Lender as follows:

A G R E E M E N T S:

1. Subordination.

1.1 The Junior Lender hereby subordinates the indebtedness evidenced by the Junior Debt Instruments, and any and all other indebtedness now or at any time or times hereafter owing by the Borrower, or any successor or assign of the Borrower, including without limitation, a receiver, trustee or debtor-in-possession (the term "Borrower" as used hereinafter shall include any such successor or assign) to the Junior Lender, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation, all interest thereon, including pre-petition and post-petition interest, fees and expenses and any other charges, and any refinancings thereof (collectively, the "Junior Debt") to any and all indebtedness now or at any time hereafter owing by the Borrower to the Senior Lender, whether absolute or contingent, direct or indirect and howsoever evidenced, including, but not limited to, all pre-petition and post-petition interest thereon, fees, expenses and all other demands, claims, liabilities or causes of action for which the Borrower may now or at any time or times hereafter in any way be liable to the Senior Lender, whether under any agreement, instrument or document executed and delivered or made by the Borrower to the Senior Lender or otherwise, including any refinancings thereof (collectively, the "Senior Debt").

1.2 The Junior Lender hereby subordinates all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of the Junior Debt (the "Junior Lender's Collateral") to all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of the Senior Debt (the "Senior Lender's Collateral").

1.3 The Junior Lender shall not take any action to enforce any of its liens on the Junior Lender's Collateral, and shall not ask for or receive from the Borrower or any other person or entity any security for the Junior Debt not specifically granted by the Junior Debt Instruments.

1.4 The Junior Lender agrees that it shall have no right to possession of any assets included in the Junior Lender's Collateral or in the Senior Lender's Collateral, whether by judicial action or otherwise.

1.5 The Junior Lender agrees to instruct the Borrower not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against the Borrower or any other person or entity, by setoff or otherwise, all or any portion of the Junior Debt with the exception that the Borrower may pay accrued interest (but no principal) on the Junior Debt Instruments at a per annum rate of interest not in excess of the rate in effect from time to time under the Junior Debt Instruments (which rate may not be increased without the prior written consent of the Bank); provided, however, that the Borrower shall not pay, and the Junior Lender shall not accept, any payments of the Junior Debt following the occurrence of a default under any of the loan documents evidencing the Senior Debt.

1.6 The Junior Lender hereby assigns to the Senior Lender and subrogates to the Senior Lender all of the Junior Lender's right, title and interest in and to the Junior Debt and the Junior Lender's Collateral, and hereby irrevocably authorizes the Senior Lender (i) to collect, receive, enforce and accept any and all sums or distributions of any kind, whether cash, securities or other property, that may become due, payable or distributable on or in respect of the Junior Debt or the Junior Lender's Collateral, whether paid directly by the Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in the Senior Lender's sole discretion, to make, present and vote claims therefor in, and take such other actions as the Senior Lender deems necessary or advisable in connection with, any such proceedings, either in the Senior Lender's name or in the name of the Junior Lender, including, but not limited to, any election in any proceeding instituted under Chapter 11 of Title 11 of United States Code (11 U.S.C. § 101 et. seq.) (the "Bankruptcy Code"); and agrees that upon the written request of the Senior Lender it will promptly assign, endorse and deliver to and deposit with the Senior Lender all agreements, instruments and documents evidencing the Junior Debt, including without limitation the Junior Debt Instruments.

1.7 The Junior Lender hereby agrees that all agreements, instruments and documents evidencing the Junior Debt and the Junior Lender's Collateral will be endorsed with proper notice of this Subordination Agreement as follows:

"This Note is subordinated to all indebtedness now or hereafter owing by the maker to Charter One Bank, N.A., Chicago, Illinois, as provided in that certain Subordination Agreement dated as of January _____, 2006."

The Junior Lender will promptly deliver to the Senior Lender a certified copy of the Junior Debt Instruments, as well as certified copies of all other agreements, instruments and documents hereafter evidencing any Junior Debt, in each case showing such endorsement.

1.8 The Junior Lender agrees to receive and hold in trust for and promptly turn over to the Senior Lender, in the form received (except for the endorsement or assignment by the Junior Lender where necessary), any sums at any time paid to, or received by, the Junior Lender in violation of the terms of this Subordination Agreement and to reimburse the Senior Lender for all costs, including reasonable attorney's fees, incurred by the Senior Lender in the course of collecting said sums should the Junior Lender fail to voluntarily turn the same over to the Senior Lender as herein required.

1.9 The Junior Lender hereby irrevocably makes, constitutes and appoints the Senior Lender (and any officer of the Senior Lender or any person designated by the Senior Lender for that purpose) as the Junior Lender's true and lawful proxy and attorney-in-fact (and agent-in-fact) in the Junior Lender's name, place and stead, with full power of substitution, to (i) take any and all actions as are permitted in this Subordination Agreement, (ii) execute such financing statements and other documents and to do such other acts as the Senior Lender may require to perfect and preserve the Junior Debt and the Junior Lender's Collateral, and (iii) carry out any remedy provided for in this Subordination Agreement. The Junior Lender hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable. The Junior Lender hereby ratifies and confirms all that said attorney-in-fact may do or cause to be done by virtue of any provision of this Subordination Agreement.

1.10  The Junior Lender agrees that it shall not modify or amend any agreement, instrument or document evidencing or securing the Junior Debt, including without limitation the Junior Debt Instruments, without the prior written consent of the Senior Lender.

2. Representations.

2.1 The Junior Lender represents and warrants to the Senior Lender that the Junior Lender has not assigned or otherwise transferred the Junior Debt or the Junior Lender's Collateral, or any interest therein to any person or entity, that the Junior Lender will make no such assignment or other transfer thereof.

2.2 The Junior Lender represents and warrants to the Senior Lender that no default or of any event which, with the lapse of time, the giving of notice or both, would constitute a default under the Junior Debt or any instrument evidencing or securing the Junior Debt, has occurred and is continuing (a "Junior Debt Default"), and the Junior Lender further agrees to promptly provide the Senior Lender with written notice of any Junior Debt Default.

2.3 The Junior Lender represents and warrants to the Senior Lender that a true and complete copy of all Junior Debt Instruments existing as of the date hereof have been delivered to the Senior Lender and that the amount of the Junior Debt is properly stated on the financial statements of Borrower delivered to Senior Lender.

3. Further Agreements.

3.1 The Junior Lender expressly waives all notice of the acceptance by the Senior Lender of the subordination and other provisions of this Subordination Agreement and all notices not specifically required pursuant to the terms of this Subordination Agreement, and the Junior Lender expressly waives reliance by the Senior Lender upon the subordination and other provisions of this Subordination Agreement as herein provided.

3.2 The Junior Lender consents and agrees that all Senior Debt shall be deemed to have been made, incurred and/or continued at the request of the Junior Lender and in reliance upon this Subordination Agreement.

3.3 The Junior Lender agrees that the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that the Senior Lender shall be entitled to manage and supervise its financial arrangements with the Junior Lender in accordance with its usual practices, without impairing or affecting this Subordination Agreement.

3.4 The Junior Lender agrees that the Senior Lender shall have no liability to the Junior Lender, and in particular, the Junior Lender hereby waives any claim which it may now or hereafter have against the Senior Lender arising out of (i) any and all actions which the Senior Lender takes or omits to take (including without limitation actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future the Senior Lender's Collateral, actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Senior Lender's Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of the Senior Lender's Collateral, (ii) the Senior Lender's election (whether on behalf of the Senior Lender or the Junior Lender) in any proceeding instituted under the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower, as debtor-in-possession.

4. Further Assurances. The Junior Lender agrees that the Senior Lender, at any time and from time to time hereafter, may enter into such agreements with the Borrower as the Senior Lender may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any of the Senior Lender's Collateral, and may sell or surrender or otherwise deal with any of the Senior Lender's Collateral, and may release any balance of funds of the Borrower with the Senior Lender, without notice to the Junior Lender and without in any way impairing or affecting this Subordination Agreement.

5. Continuing Agreement. This Subordination Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the Junior Lender and its heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Senior Lender, its successors and assigns until the Senior Lender has, in writing, notified the Junior Lender that all of the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged. The Senior Lender may continue, without notice to the Junior Lender, to lend monies, extend credit and make other accommodations to or for the account of the Borrower on the faith hereof. The Junior Lender hereby agrees that all payments received by the Senior Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Subordination Agreement.

6. No Reliance. The Junior Lender hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, any and all endorsers and any and all guarantors of the Senior Debt and the Junior Debt, and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Junior Debt that diligent inquiry would reveal, and the Junior Lender hereby agrees that the Senior Lender shall have no duty to advise the Junior Lender of information known to the Senior Lender regarding such condition or any such circumstances or to undertake any investigation. If the Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to the Junior Lender, the Senior Lender shall be under no obligation to subsequently update any such information or to provide any such information to the Junior Lender on any subsequent occasion.

7. Senior Lender's Duty Limited. The rights granted to the Senior Lender in this Subordination Agreement are solely for its protection and nothing herein contained imposes on the Senior Lender any duties with respect to any property of either the Borrower or of the Junior Lender received by the Senior Lender beyond the duty to exercise reasonable care in the custody and preservation of such property while in the Senior Lender's possession. The Senior Lender shall have no duty to preserve rights against prior parties on any instrument or chattel paper received from the Borrower or the Junior Lender as collateral security for the Senior Debt or any portion thereof.

8. No Marshalling. The Junior Lender, on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights, if any, to require a marshalling of the Borrower's assets by the Senior Lender or to require that the Senior Lender first resort to some or any portion of any collateral for the Senior Debt before foreclosing upon, selling or otherwise realizing on any other portion thereof.

9. Reinstatement. To the extent that the Borrower makes a payment to the Senior Lender or the Senior Lender receives any payment or proceeds of the collateral securing the Senior Debt for the Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable doctrine, then, to the extent of such payment or proceeds received and not retained by the Senior Lender, the Junior Lender's obligations intended to be satisfied thereby and this Subordination Agreement shall be reinstated and continue in full force and effect until full and final payment shall have been made to the Senior Lender. The Junior Lender agrees to hold in trust for the Senior Lender and promptly remit to the Senior Lender any payments received by the Junior Lender after such invalidated, rescinded or returned payment was originally made.

10. Waiver In Writing. No waiver shall be deemed to be made by the Senior Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Senior Lender and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Senior Lender or the obligations of the Junior Lender to the Senior Lender in any other respect at any other time.

11. Choice Of Law. This Subordination Agreement shall be governed and controlled by the internal laws of the State of Illinois.

12. FORUM. TO INDUCE THE SENIOR LENDER TO ACCEPT THIS SUBORDINATION AGREEMENT, THE JUNIOR LENDER IRREVOCABLY AGREES THAT, SUBJECT TO THE SENIOR LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS SUBORDINATION AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. THE JUNIOR LENDER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. THE JUNIOR LENDER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES THE SECRETARY OF STATE OF ILLINOIS, WHOSE ADDRESS IS SPRINGFIELD, ILLINOIS (OR ANY OTHER PERSON HAVING AND MAINTAINING A PLACE OF BUSINESS IN SUCH STATE WHOM THE JUNIOR LENDER MAY FROM TIME TO TIME HEREAFTER DESIGNATE UPON TEN (10) DAYS WRITTEN NOTICE TO THE SENIOR LENDER AND WHO THE SENIOR LENDER HAS AGREED IN ITS SOLE DISCRETION IN WRITING IS SATISFACTORY AND WHO HAS EXECUTED AN AGREEMENT IN FORM AND SUBSTANCE SATISFACTORY TO THE SENIOR LENDER AGREEING TO ACT AS SUCH ATTORNEY AND AGENT), AS THE JUNIOR LENDER'S TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED AGENT FOR ACCEPTANCE OF SERVICE OF LEGAL PROCESS. THE JUNIOR LENDER AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PERSON SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON THE JUNIOR LENDER. THE JUNIOR LENDER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE JUNIOR LENDER BY THE SENIOR LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

13. WAIVER OF JURY TRIAL. THE JUNIOR LENDER AND THE SENIOR LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS SUBORDINATION AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER AND ENTERING INTO THIS SUBORDINATION AGREEMENT.

14. Additional Borrower Agreements.

14.1 The Borrower hereby agrees that until all Senior Debt is paid in full and all obligations arising in connection therewith have been satisfied, the Borrower will make no payments or distributions contrary to the provisions hereof and will do every other thing necessary to carry out such provisions. The Borrower will give the Senior Lender notice of any suit or action brought in violation of said agreement.

14.2 The Borrower represents and warrants to the Senior Lender that no Junior Debt Default exists and agrees to promptly provide the Senior Lender with written notice of any Junior Debt Default.

14.3 In the event of any violation of any of the provisions of this Subordination Agreement, then, at the election of the Senior Lender, any and all obligations of the Borrower to the Senior Lender shall immediately become due and payable and any and all agreements of the Senior Lender to make loans, advances or other financial accommodations to the Borrower shall immediately terminate, notwithstanding any provision hereof to the contrary.

IN WITNESS WHEREOF, the Junior Lender, the Senior Lender and the Borrower have executed this Subordination Agreement as of the date set forth above.

JUNIOR LENDER:

/s/John H. Schwan
John H. Schwan, individually

SENIOR LENDER:

CHARTER ONE BANK, N.A., a national banking association

By: /s/Richard Bott
Name:Richard Bott
Title: Senior Vice-President

BORROWER'S CONSENT

The Borrower hereby agrees and consents to the foregoing Subordination Agreement (and the terms thereof) and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the intention and terms of the Subordination Agreement.

A breach of any of the terms or conditions contained in the Subordination Agreement shall constitute a default in any and all of the Senior Debt.

Signed and delivered by the Borrower as of February _____, 2006.

BORROWER:

CTI Industries Corporation, an Illinois corporation

By: /s/Howard W. Schwan
Name: Howard W. Schwan
Title: President